Annual
Report


AUGUST 31, 2002


FRANKLIN UNIVERSAL TRUST


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[LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
INVESTMENTS

         THANK YOU FOR INVESTING WITH
     FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
    PERSPECTIVE AND REMEMBER THAT ALL
      SECURITIES MARKETS MOVE BOTH UP
   AND DOWN, AS DO FUND SHARE PRICES.
      WE APPRECIATE YOUR PAST SUPPORT
     AND LOOK FORWARD TO SERVING YOUR
 INVESTMENT NEEDS IN THE YEARS AHEAD.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  7

Annual Shareholders'
Meeting ....................  9

Dividend Reinvestment and
Cash Purchase Plan ......... 10

Financial Highlights &
Statement of Investments ... 14

Financial Statements ....... 20

Notes to
Financial Statements ....... 24

Independent
Auditors' Report ........... 29

Tax Designation ............ 30

Board Members
and Officers ............... 31



SHAREHOLDER LETTER


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YOUR TRUST'S GOAL: FRANKLIN UNIVERSAL TRUST SEEKS TO PROVIDE HIGH, CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
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Dear Shareholder:

ECONOMIC OVERVIEW

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2002. During the 12 months under review, the Trust faced an extremely difficult environment. At the beginning of the reporting period, the U.S. economy was in the midst of its third consecutive quarter of contraction. The recession had expanded from the technology sector to nearly all parts of the economy and led to deteriorating earnings outlooks for most companies. Moreover, the September 11 terrorist attacks prompted most investors to reassess their risk tolerance, causing all higher risk asset classes to weaken. When it became clear that our nation remained strong and capable of dealing with such adversity, the markets staged a rebound in late September. However, the rally was short-lived, as October brought about the discovery of fraud at Enron, the first of several high-profile corporate accounting scandals to come to light during the Trust's fiscal year. The reporting period was marked by the financial markets' attempts to come to grips with this new, more volatile environment.





The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments (SOI). The SOI begins on page 15.

In response to the economic weakness and to help provide liquidity, the Federal Reserve Board (the Fed) cut interest rates four times during the 12-month period. As a result, the federal funds target rate declined from 3.50% at the beginning of the period to 1.75% at period-end, its lowest level since the 1950s. Despite the Fed's actions, the heightened level of perceived market risk caused most financial assets to perform poorly. For example, the Standard & Poor's 500 Composite Index (S&P 500) declined 17.99%, while the technology-heavy Nasdaq Composite Index declined 26.35%.(1)

Within this difficult environment, all of the Trust's major asset classes posted negative returns. High yield bonds underperformed as concerns persisted regarding high default rates and the timing and pace of a corporate earnings recovery. The Credit Suisse First Boston (CSFB) High Yield Index, a good measure of the risk premium investors demand for holding high yield bonds, increased its yield from 8.31% at the beginning of the period to 9.68% on August 31, 2002.(2) For bonds, as yields increase, prices decline. The Trust's exposure to utility stocks also hurt performance as declining commodity prices and trading scandals contributed to the S&P Utilities Index's 34.2% drop for the same period.(3) For the 12 months ended August 31, 2002, Franklin Universal Trust's cumulative total return was -21.75% based on the change in net asset value and -13.68%



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends.

2. Source: Standard & Poor's Micropal. The unmanaged CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market and includes reinvested interest. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

3. Source: Standard & Poor's Micropal. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500 Index. The index is unmanaged and includes reinvested dividends.

One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.



PORTFOLIO BREAKDOWN
BASED ON TOTAL MARKET VALUE
8/31/02

CORPORATE BONDS             64.2%

UTILITIES STOCKS            19.3%

MISC. EQUITIES &
PREFERRED STOCKS             5.0%

FOREIGN GOVERNMENT U.S.
DOLLAR-DENOMINATED BONDS     3.8%

NATURAL RESOURCES EQUITIES
& PREFERRED STOCKS           0.5%

CONVERTIBLE BONDS            0.5%

FOREIGN GOVERNMENT AGENCIES  0.2%

CASH & EQUIVALENTS           6.5%
based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 7.


INDUSTRY DISCUSSIONS

WIRELESS

Despite the past year's recessionary economic environment, the wireless industry continued to experience gains in revenues and number of subscribers. The popularity and acceptance of wireless communication and introduction of more flexible service offerings helped drive this growth. During the period under review, we invested in wireless service providers with geographic diversity, proven management teams and strong growth prospects. For example, we purchased additional bonds of Triton PCS, an AT&T Wireless affiliate whose operations in the southeast benefit from favorable demographics and an excellent operating network.

GAMING

The gaming industry performed well during the Trust's fiscal year despite the recession and fears that travel and consumer spending would suffer after September 11. The industry's ability to generate solid cash flow and the substantial value of its hotel and casino assets seemed to aid performance. During the period, we focused on large, diversified companies that own and operate the stronger properties in their respective markets. We sold our position in Park Place Entertainment to purchase Venetian Casino shares, which we expect should offer better total return potential.

HEALTH SERVICES

We increased our health services exposure during the 12 months under review because we found the industry's defensive nature and stable revenue streams attractive. Health care continued to benefit from increased Medicare spending and higher reimbursement rates received from managed care and insurance companies.



TOP 10 HOLDINGS
Based on Total Market Value
8/31/02 vs. 8/31/01

8/31/02
------------------------------
Riverwood International  2.8%

EchoStar Broadband Corp. 2.5%

FPL Group Inc.           2.5%

Anchor Glass             2.4%

DTE Energy Co.           2.3%
Sinclair Capital         2.3%

Station Casinos Inc.     2.3%

Host Marriot LP          2.2%

Nortek Inc.              2.2%

Southern Co.             2.2%

8/31/01
------------------------------
Republic of Brazil       2.5%

TXU Corp.                2.1%

Sovereign Bancorp. Inc.  2.1%

Charter Communications   2.0%

Station Casinos Inc.     1.9%

Nortek Inc.              1.9%

Intermedia
Communications Inc.      1.9%

Riverwood International  1.9%

Millicom International
Cellular SA              1.8%

EchoStar Broadband Corp. 1.8%

During the reporting period, we initiated new positions in Insight Health Services and Ventas Realty. Insight, which provides diagnostic services such as MRI and CAT scans, should benefit as doctors increase their usage of these diagnostic tools. Ventas, a real estate investment trust that owns nursing homes and hospitals, seemed attractive to us due to its strong asset value and stable revenues.

PAY TELEVISION

In March, scandal rocked the pay television industry when fraud was discovered at Adelphia Communications, one of the largest cable services providers. This revelation led to worries about industry-wide accounting practices and curtailed several companies' ability to fund large capital expenditure plans. In our opinion, Adelphia's fraud was a company-specific event and does not characterize the entire industry. Pay television fundamentals remained solid as demand for cable services continued to grow and a stable revenue stream offered protection from economic weakness. The industry continued to meet investor expectations for subscriber growth and market penetration, driven largely by the introduction of services such as telephony, digital television and high-speed Internet access. Since we believe the industry's underlying assets remained strong and its business fundamentals solid, we maintained our investment positions during the period.

UTILITIES

Public utility stocks experienced substantial volatility during the 12-month reporting period because of several extraordinary factors. Enron's collapse and subsequent bankruptcy last December dealt the first major blow to an industry in the middle stages of deregulation. Subsequently, regulatory and legal investigations into the energy trading activities of several integrated utility companies took place. In addition, commodity prices for electricity dropped as supply outpaced demand, which led to lower profits for companies that own merchant power plants. Portfolio holdings Aquila, CMS Energy, Duke Energy and Reliant Energy experienced significant share price declines in this environment. Electric and natural gas utilities that chose not to pursue unregulated investment opportunities over the past few years held up well during the period as falling interest rates lowered borrowing costs, enabling such companies to remain dedicated to their regulated utility franchises. We have historically focused most of our utility investments among such companies, and several of these holdings benefited the Trust, including TXU, Atmos Energy, DTE Energy, Dominion Resources, FPL Group and Southern Co.


WHAT'S AHEAD

Continued equity market volatility makes it impossible to forecast near-term results with any degree of accuracy. However, despite a difficult fiscal year, we remain optimistic about the Trust's long-term total return prospects. To better position the Trust to help it withstand any further market volatility, we decided to decrease the Trust's leverage by repurchasing a portion of its debt. Additionally, we believe the current environment of low interest rates and tame inflation may sustain the nascent economic recovery, which should eventually lead to higher corporate profitability.

In our opinion, the worst news on corporate defaults seems to be behind us and credit quality should gradually improve going forward. The majority of new high yield issuance over the past several years has come from higher-rated companies with stronger balance sheets, improving the market's average credit profile. Furthermore, the yield spread between Treasuries and high yield bonds stood at 9.68% on August 31, 2002, well above the 10-year average spread of 5.57%.(2) This favorable situation




WHAT IS A MERCHANT POWER PLANT?

A MERCHANT POWER PLANT PRODUCES POWER AS A COMMODITY, SO ITS INCOME STREAM DEPENDS ON THE MARKET PRICE. IN CONTRAST, TRADITIONAL POWER PLANTS RELY ON PREDETERMINED RATES OF RETURN, USUALLY SET BY A REGULATORY BODY, TO GENERATE INCOME.

compensates investors more than in the past for the risk of investing in lower-rated securities.

We expect utilities to refocus on their regulated utility operations and strive toward strengthening their balance sheets and increasing dividends. Relative yields remain high versus historical levels, and as analysts expect the recent gap between utility stocks and Treasuries to narrow, we think excellent total return potential exists. In light of all the aforementioned positive trends, we believe the Trust offers an attractive total return opportunity for investors with a long-term horizon.

Sincerely,

/S/SIGNATURE
Christopher J. Molumphy
Senior Portfolio Manager



/S/SIGNATURE
Glenn I. Voyles
Portfolio Manager

Franklin Universal Trust


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This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
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PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE TRUST'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE TRUST'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE TRUST'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON TRUST DISTRIBUTIONS OR THE SALE OF TRUST SHARES.



PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         8/31/02   8/31/01
---------------------------------------------------------------
Net Asset Value                -$2.19          $5.13     $7.32
Market Price (NYSE)            -$1.87          $6.37     $8.24

DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                $0.788


PERFORMANCE
                                      1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in net asset value   -21.75% -13.57%   +56.96%
 Based on change in market price      -13.68% +15.23%  +104.99%

Average Annual Total Return(1)
 Based on change in net asset value   -21.75%  -2.87%    +4.61%
 Based on change in market price      -13.68%  +2.88%    +7.44%

Distribution Rate(2)          11.11%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 5.9 cent per share August dividend and the NYSE closing price of $6.37 on 8/31/02.

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Ongoing market volatility can dramatically change the Trust's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
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For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

PORTFOLIO OPERATIONS


CHRISTOPHER MOLUMPHY
SENIOR PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
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Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc., since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.

GLENN I. VOYLES
PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

ANNUAL SHAREHOLDERS' MEETING
FEBRUARY 14, 2002



At an Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") held on February 14, 2002, shareholders approved the following:

1. Regarding the election of a Board of Trustees of the Fund.

                                                         WITHHELD OR   BROKER
TRUSTEES                    SHARES FOR    SHARES AGAINST   ABSTAIN    NON VOTE
-------------------------------------------------------------------------------
Frank H. Abbott          23,441,528.3483   308,383.6579      -0-         -0-
Harris J. Ashton         23,517,488.0639   232,423.9423      -0-         -0-
Robert F. Carlson        23,464,640.0639   285,271.9423      -0-         -0-
S. Joseph Fortunato      23,513,454.0639   236,457.9423      -0-         -0-
Edward B. Jamieson       23,470,611.1350   279,300.8712      -0-         -0-
Charles B. Johnson       23,502,880.1350   247,031.8712      -0-         -0-
Rupert H. Johnson, Jr.   23,511,524.1350   238,387.8712      -0-         -0-
Frank W.T. LaHaye        23,501,021.1350   248,890.8712      -0-         -0-
Gordon S. Macklin        23,462,217.1350   287,694.8712      -0-         -0-

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN


The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN UNIVERSAL TRUST
Financial Highlights

                                                                        YEAR ENDED AUGUST 31,
                                                             -----------------------------------------------
                                                              2002      2001       2000      1999      1998
                                                             -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $ 7.32    $ 8.21     $ 8.91    $ 9.28    $10.20
                                                           --------------------------------------------------
Income from investment operations:
 Net investment incomea .................................       .65(c)    .73        .81       .82       .85
 Net realized and unrealized losses .....................     (2.05)(c)  (.82)      (.65)     (.35)     (.63)
                                                           --------------------------------------------------
Total from investment operations ........................     (1.40)     (.09)       .16       .47       .22
Less distributions from:
 Net investment income ..................................      (.79)     (.80)      (.80)     (.84)     (.80)
 Net realized gains .....................................        --        --       (.06)       --      (.34)
                                                           --------------------------------------------------
Total distributions .....................................      (.79)     (.80)      (.86)     (.84)    (1.14)
                                                           --------------------------------------------------
Net asset value, end of year ............................    $ 5.13    $ 7.32     $ 8.21    $ 8.91    $ 9.28
                                                           ==================================================
Market value, end of yearb ..............................    $6.370    $8.240     $7.688    $8.688    $9.250
                                                           ==================================================

Total return (based on market value per share) ..........  (13.68)%    19.01%     (.40)%     2.95%     9.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $141,619  $198,598   $220,742  $239,537  $248,419
Ratios to average net assets:
 Expenses ...............................................     4.05%     3.29%      3.15%     2.92%     2.63%
 Net investment income ..................................    10.04%c    9.38%      9.92%     8.86%     8.29%
Portfolio turnover rate .................................    17.38%    31.60%     29.59%    31.62%    36.66%
Total debt outstanding at end of year (000's) ...........  $ 60,000  $ 75,000   $ 75,000  $ 75,000  $ 75,000
Asset coverage per $1,000 of debt .......................  $  3,360  $  3,648   $  3,948  $  4,194  $  4,312
Average amount of notes per share during the year .......     $2.65     $2.76      $2.79     $2.79     $2.80


a Based on average shares outstanding effective year ended August 31, 1999.
b Based on the last sale on the New York Stock Exchange.
c The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(g) resulting in a decrease of $.012 to the net investment income and net realized and unrealized losses per share, and a decrease of .19% to the ratio of net investment income to average net assets for the year ended August 31, 2002.


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002


                                                                                   SHARES/
                                                                     COUNTRY      WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS 29.7%
 CONSUMER NON-DURABLES .7%
 R.J. Reynolds Tobacco Holdings Inc. ..........................   United States    18,000    $  1,059,120
                                                                                             -------------
 CONSUMER SERVICES .1%
 Marriott International Inc., A ...............................   United States     1,504          49,226
aPrandium Inc. ................................................   United States    96,659          72,494
                                                                                             -------------
                                                                                                  121,720
                                                                                             -------------
aELECTRONIC TECHNOLOGY .8%
 Anacomp Inc., A ..............................................   United States    40,300       1,088,100
 Loral Space & Communications Ltd., wts., 12/27/06 ............   United States    21,638           2,164
                                                                                             -------------
                                                                                                1,090,264
                                                                                             -------------
 ENERGY MINERALS .1%
 Devon Energy Corp. ...........................................   United States     3,285         154,395
aMcMoRan Exploration Co. ......................................   United States     1,800           7,380
                                                                                             -------------
                                                                                                  161,775
                                                                                             -------------
aINDUSTRIAL SERVICES .1%
 Transocean Inc., wts., 144A, 5/01/09 .........................   United States     1,250         124,844
                                                                                             -------------
 NON-ENERGY MINERALS .5%
 AngloGold Ltd., ADR ..........................................   South Africa     30,446         706,956
                                                                                             -------------
aPRODUCER MANUFACTURING .2%
 Harvard Industries Inc. ......................................   United States   109,618             932
 SHC Inc. .....................................................   United States    38,937             389
 VS Holdings ..................................................   United States   181,875         272,813
                                                                                             -------------
                                                                                                  274,134
                                                                                             -------------
aRETAIL TRADE
 Stage Stores, Inc. ...........................................   United States     1,100          23,826
                                                                                             -------------
 TELECOMMUNICATIONS 2.8%
 AT&T Corp. ...................................................   United States   162,000       1,979,640
aAT&T Wireless Services Inc. ..................................   United States    40,225         198,712
 BellSouth Corp. ..............................................   United States    76,000       1,772,320
aCall-Net Enterprises Inc., B .................................      Canada        41,958          11,119
aLoral Orion Network Systems Ltd., wts., 1/15/07 ..............   United States     5,000              50
aMcLeodUSA Inc., wts., 4/16/07 ................................   United States    22,526           2,027
aPoland Telecom Finance, wts., 144A, 12/01/07 .................      Poland         3,000               0
                                                                                             -------------
                                                                                                3,963,868
                                                                                             -------------
 UTILITIES 24.4%
 American Electric Power Co. Inc. .............................   United States    60,000       2,046,000
 Atmos Energy Corp. ...........................................   United States    85,000       1,822,400
 CMS Energy Corp. .............................................   United States   112,000       1,182,720
 Dominion Resources Inc. ......................................   United States    50,000       3,135,500
 DTE Energy Co. ...............................................   United States   100,000       4,291,000
 Duke Energy Corp. ............................................   United States   120,000       3,219,600
 Exelon Corp. .................................................   United States    80,000       3,745,600
 FPL Group Inc. ...............................................   United States    80,000       4,566,400

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)

                                                                                   SHARES/
                                                                     COUNTRY      WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS (CONT.)
 UTILITIES (CONT.)
 Progress Energy Inc. .........................................   United States     20,000   $    930,400
 Questar Corp. ................................................   United States     65,000      1,621,100
 Reliant Energy Inc. ..........................................   United States     96,200      1,139,970
 Southern Co. .................................................   United States    140,000      4,054,400
 TXU Corp. ....................................................   United States     58,000      2,804,880
                                                                                             -------------
                                                                                               34,559,970
                                                                                             -------------
 TOTAL COMMON STOCKS AND WARRANTS (COST $45,454,241) ..........                                42,086,477
                                                                                             -------------
 PREFERRED STOCKS 3.0%
 CONSUMER SERVICES 2.9%
 Sinclair Capital, 11.625%, pfd. ..............................   United States     40,000      4,190,000
                                                                                             -------------
aPROCESS INDUSTRIES .1%
 Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 ..................     Indonesia    4,000,000        130,000
                                                                                             -------------
 TOTAL PREFERRED STOCKS (COST $8,000,000) .....................                                 4,320,000
                                                                                             -------------
 CONVERTIBLE PREFERRED STOCKS 2.0%
 CONSUMER DURABLES .4%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ............   United States     10,000        459,500
                                                                                             -------------
 CONSUMER SERVICES .1%
 MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd. ..........   United States     10,400        174,200
                                                                                             -------------
 REAL ESTATE INVESTMENT TRUSTS 1.1%
 Archstone-Smith Trust, cvt. pfd. .............................   United States     45,000      1,591,200
                                                                                             -------------
aTELECOMMUNICATIONS
 McLeodUSA Inc., 2.50%, cvt. pfd., ............................   United States     10,166         23,382
                                                                                             -------------
 UTILITIES .4%
 Aquila Inc., 9.75%, cvt. pfd. ................................   United States    111,000        581,640
                                                                                             -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $6,918,585) .........                                 2,829,922
                                                                                             -------------

                                                                                PRINCIPAL
                                                                                AMOUNT(D)
                                                                              -------------
 BONDS 95.4%
 COMMERCIAL SERVICES .7%
 Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ......   United States $5,000,000        975,000
                                                                                             -------------
 CONSUMER DURABLES .1%
 Spalding Inc., 144A, 9.50%, 5/01/08 ..........................   United States    875,000        183,750
                                                                                             -------------
 CONSUMER NON-DURABLES .9%
 Revlon Consumer Products Corp., senior sub. note,
  8.625%, 2/01/08 .............................................   United States  3,500,000      1,277,500
                                                                                             -------------
 CONSUMER SERVICES 31.9%
 Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 ........   United States  1,900,000      2,018,750
cAtherton Franchise Capital, LP, 13.073%, 12/01/08 ............   United States    765,361        589,328
 CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 .......      Canada      2,100,000      2,215,500
bCentury Communications Corp., zero cpn., B, senior disc.
  note, 1/15/08 ...............................................   United States  5,000,000        800,000
 Chancellor Media Corp., senior note, 8.00%, 11/01/08 .........   United States  2,000,000      2,032,500
 Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 ..   United States  2,000,000      2,020,000




16

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                                  PRINCIPAL
                                                                     COUNTRY      AMOUNT(D)      VALUE
----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 CONSUMER SERVICES (CONT.)
 Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/05,
  11.75% thereafter, 1/15/10 ..................................   United States $ 1,750,000  $    743,750
 Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
  9.92% thereafter, 4/01/11 ...................................   United States   5,750,000     2,788,750
 CSC Holdings Inc., 7.625%, 7/15/18 ...........................   United States   2,500,000     1,900,000
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ...........  United Kingdom   3,000,000     2,445,000
 EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .....   United States   4,500,000     4,612,500
 Horseshoe Gaming Holding Corp., senior sub. note,
  8.625%, 5/15/09 .............................................   United States   3,000,000     3,127,500
 Host Marriot LP, 9.50%, 1/15/07 ..............................   United States   4,000,000     4,085,000
 Insight Midwest, senior note, 10.50%, 11/01/10 ...............   United States   3,500,000     3,167,500
 LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
  10.00% thereafter, 3/01/08 ..................................   United States   2,000,000     1,940,000
 Premier Parks Inc., senior disc. note, zero cpn. to 4/01/03, 10.00%
  thereafter, 4/01/08 .........................................   United States   3,000,000     2,617,500
 Station Casinos Inc., senior note, 8.375%, 2/15/08 ...........   United States   4,000,000     4,180,000
 Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
  9.25% thereafter, 4/15/09 ...................................   United Kingdom  1,500,000       217,500
 Telewest Communications PLC, senior disc. note, zero cpn to 2/01/05,
  11.375% thereafter, 2/01/10 .................................   United Kingdom  3,500,000       437,500
 Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10 ..............   United States   3,300,000     3,328,875
                                                                                             -------------
                                                                                               45,267,453
                                                                                             -------------
bDISTRIBUTION SERVICES
 Ameriserve Food Distribution Inc., 8.875%, 10/15/06 ..........   United States   1,000,000             0
 Ameriserve Food Distribution Inc., 10.125%, 7/15/07 ..........   United States   2,700,000           270
                                                                                             -------------
                                                                                                      270
                                                                                             -------------
 ELECTRONIC TECHNOLOGY 1.0%
 Solectron Corp., senior note, 9.625%, 2/15/09 ................   United States   1,500,000     1,402,500
                                                                                             -------------
 GOVERNMENT BONDS 5.6%
 ESCOM, E168, utility deb., 11.00%, 6/01/08 ...................   South Africa    4,350,000 ZAR   396,452
 Republic of Bulgaria, FRN, 2.688%, 7/28/11 ...................     Bulgaria      3,880,000     3,472,600
 Russia Federation, 3.00%, 5/14/06 ............................      Russia         700,000       560,875
 United Mexican States, 11.375%, 9/15/16 ......................      Mexico       2,750,000     3,480,125
                                                                                             -------------
                                                                                                7,910,052
                                                                                             -------------
 HEALTH SERVICES 2.6%
 Insight Health Services Corp., B, 9.875%, 11/01/11 ...........   United States   2,500,000     2,456,250
 Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08  United States   4,000,000     1,180,000
                                                                                             -------------
                                                                                                3,636,250
                                                                                             -------------
 INDUSTRIAL SERVICES 6.4%
 Allied Waste North America Inc., senior sub. note, B,
  10.00%, 8/01/09 .............................................   United States   2,000,000     1,980,000
 Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
  9.875% thereafter, 2/15/08 ..................................   United States   3,550,000     3,394,686
 URS Corp., senior sub. note, 12.25%, 5/01/09 .................   United States   4,000,000     3,700,000
                                                                                             -------------
                                                                                                9,074,686
                                                                                             -------------



                                                                                                       17

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                                  PRINCIPAL
                                                                     COUNTRY      AMOUNT(D)      VALUE
----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 NON-ENERGY MINERALS 5.4%
 Compass Minerals Group, senior sub. note, 10.00%, 8/15/11 ....   United States $ 2,800,000  $  2,926,000
 Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 .   United States     700,000       739,375
 Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 ......   United States   4,000,000     2,420,000
 Steel Dynamics Inc., senior note, 144A, 9.50%, 3/15/09 .......   United States   1,500,000     1,545,000
                                                                                             -------------
                                                                                                7,630,375
                                                                                             -------------
 PROCESS INDUSTRIES 17.4%
 Anchor Glass, first mortgage, 11.25%, 4/01/05 ................   United States   4,200,000     4,452,000
 Applied Extrusion Technologies Inc., senior note,
  10.75%, 7/01/11 .............................................   United States   1,000,000       830,000
 Avecia Group PLC, senior note, 11.00%, 7/01/09 ...............  United Kingdom   3,000,000     2,940,000
 Consolidated Container Co. LLC, senior disc. note,
  10.125%, 7/15/09 ............................................   United States   4,500,000     3,532,500
 Equistar Chemical, senior note, 10.125%, 9/01/08 .............   United States     700,000       675,500
 FiberMark Inc., senior note, 10.75%, 4/15/11 .................   United States   4,000,000     3,940,000
 Huntsman ICI Chemicals, zero cpn., senior disc. note, 12/31/09   United States   7,500,000     1,762,500
 OM Group Inc., senior sub. note, 9.25%, 12/15/11 .............   United States     700,000       703,500
bPindo Deli Finance Mauritius Ltd, 11.75%, 10/01/17 ...........    Indonesia      3,000,000       667,500
 Riverwood International, senior sub. note, 10.875%, 4/01/08 ..   United States   5,000,000     5,100,000
                                                                                             -------------
                                                                                               24,603,500
                                                                                             -------------
 PRODUCER MANUFACTURING 7.6%
 The Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12  United States   1,800,000     1,881,000
 NMHG Holding Co., senior note, 144A, 10.00%, 5/15/09 .........   United States   1,600,000     1,624,000
 Nortek Inc., senior note, B, 9.125%, 9/01/07 .................   United States   4,000,000     4,070,000
 Tenneco Automotive Inc., senior sub. note, 11.625%, 10/15/09 .   United States   1,800,000     1,413,000
 Terex Corp., senior sub. note, 8.875%, 4/01/08 ...............   United States   1,150,000     1,132,750
 Terex Corp., senior sub. note, D, 8.875%, 4/01/08 ............   United States     700,000       689,500
                                                                                             -------------
                                                                                               10,810,250
                                                                                             -------------
 REAL ESTATE INVESTMENT TRUSTS 1.2%
 Ventas Realty LP/Cap Crp, 9.00%, 5/01/12 .....................   United States   1,700,000     1,734,000
                                                                                             -------------
bTECHNOLOGY SERVICES .3%
 PSINet Inc., senior note, 10.50%, 12/01/06 ...................   United States     700,000        71,750
 PSINet Inc., senior note, 11.00%, 8/01/09 ....................   United States   3,250,000       333,125
                                                                                             -------------
                                                                                                  404,875
                                                                                             -------------
 TELECOMMUNICATIONS 13.0%
 American Cellular Corp., senior sub. note, 9.50%, 10/15/09 ...   United States   3,600,000       504,000
 Call-Net Enterprises Inc., 10.625%, 12/31/08 .................      Canada         873,066       161,517
 Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
  11.25% thereafter, 8/01/11 ..................................   United States   6,000,000     2,520,000
 Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08  United States   4,000,000     2,340,000
 Loral CyberStar Inc., 10.00%, 7/15/06 ........................   United States   2,194,000       822,750
bMetrocall Inc., senior sub. note, 9.75%, 11/01/07 ............   United States   4,000,000        50,000
 Millicom International Cellular SA, senior note, 13.50%, 6/01/06   Luxembourg    6,000,000     1,890,000
 Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
  9.95% thereafter, 2/15/08 ...................................   United States   5,000,000     3,675,000
 Nextel Partners Inc., senior note, 11.00%, 3/15/10 ...........   United States   1,500,000       892,500
bPoland Telecom Finance B, 14.00%, 12/01/07 ...................      Poland       3,000,000            30



18

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                                  PRINCIPAL
                                                                     COUNTRY      AMOUNT(D)      VALUE
----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 TELECOMMUNICATIONS (CONT.)
 Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ...........   United State  $ 2,300,000  $  1,828,500
 Triton PCS Inc., senior sub. note, 8.75%, 11/15/11 ...........   United States   2,000,000     1,540,000
 VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
  11.875% thereafter, 11/15/09 ................................   United States   2,289,000     1,842,645
bWilliams Communications Group Inc., senior note, 10.875%,
  10/01/09 ....................................................   United States   1,600,000       196,000
bXO Communications Inc., senior note, 9.625%, 10/01/07 ........   United States   2,000,000        40,000
bXO Communications Inc., senior note, 9.00%, 3/15/08 ..........   United States   2,000,000        40,000
                                                                                             -------------
                                                                                               18,342,942
                                                                                             -------------
 TRANSPORTATION 1.3%
 Great Lakes Dredge & Dock Corp., senior sub. note,
  11.25%, 8/15/08 .............................................   United States   1,800,000     1,863,000
                                                                                             -------------
 TOTAL BONDS (COST $194,844,380) ..............................                               135,116,403
                                                                                             -------------
 CONVERTIBLE BONDS .7%
 Trizec Hahn Corp., cvt., senior deb., 3.00%, 1/29/21
  (COST $1,029,447) ...........................................      Canada       1,500,000       926,250
                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $256,246,653)                                              185,279,052
                                                                                             -------------
eREPURCHASE AGREEMENTS 8.9%
 Joint Repurchase Agreement, 1.814%, 9/03/02, (Maturity Value $12,589,522)
 (COST $12,586,985) ...........................................                  12,586,985    12,586,985
   ABN AMRO Inc. (Maturity Value $1,140,379)
   Banc of America Securities LLC (Maturity Value $1,140,379)
   Bear, Stearns & Co., Inc (Maturity Value $1,140,379)
   BNP Paribas Securities Corp. (Maturity Value $1,140,379)
   CIBC World Markets Corp. (Maturity Value $1,140,379)
   Deutsche Bank Securities Inc. (Maturity Value $1,140,379)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,140,379)
   Greenwich Capital Markets Inc. (Maturity Value $1,140,379)
   Lehman Brothers Inc. (Maturity Value $1,185,735)
   Morgan Stanley & Co. Inc. (Maturity Value $1,140,379)
   UBS Warburg LLC (Maturity Value $1,140,379)
    Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency
     Securities
                                                                                             -------------
 TOTAL INVESTMENTS (COST $268,833,638) 139.7% .................                               197,866,037
 OTHER ASSETS, LESS LIABILITIES (39.7)% .......................                               (56,246,589)
                                                                                             -------------
 NET ASSETS 100.0% ............................................                              $141,619,448
                                                                                             =============

 CURRENCY ABBREVIATION
 ZAR - South African Rand



a Non-income producing.
b See Note 7 regarding defaulted securities.
c See Note 8 regarding restricted securities.
d The principal amount is stated in U.S. dollars unless otherwise indicated. e See note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002


Assets:
 Investments in securities, at value (cost $268,833,638) ................   $197,866,037
 Cash ...................................................................        252,336
 Receivables:
  Dividends and interest ................................................      3,642,145
 Note issuance costs (Note 3) ...........................................         39,915
                                                                            -------------
      Total assets ......................................................    201,800,433
                                                                            -------------
Liabilities:
 Payables:
  Affiliates ............................................................        133,484
  Note (Note 3) .........................................................     60,000,000
 Other liabilities ......................................................         47,501
                                                                            -------------
      Total liabilities .................................................     60,180,985
                                                                            -------------
       Net assets, at value .............................................   $141,619,448
                                                                            =============
Net assets consist of:
 Undistributed net investment income ....................................   $   (709,967)
 Net unrealized depreciation ............................................    (70,967,887)
 Accumulated net realized loss ..........................................    (39,950,985)
 Capital shares .........................................................    253,248,287
                                                                            -------------
       Net assets, at value .............................................   $141,619,448
                                                                            =============
Net asset value per share ($141,619,448 / 27,614,608 shares outstanding)           $5.13
                                                                            =============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002

Investment income:
 Dividends .....................................................................   $  3,089,017
 Interest ......................................................................     21,866,092
                                                                                   -------------
      Total investment income ..................................................     24,955,109
                                                                                   -------------
Expenses:
 Management fees (Note 4) ......................................................      1,888,859
 Transfer agent fees ...........................................................        115,154
 Custodian fees ................................................................         10,035
 Reports to shareholders .......................................................         39,504
 Professional fees .............................................................         31,106
 Trustees' fees and expenses ...................................................         18,968
 Amortization of note issuance costs (Note 3) ..................................         39,694
 Note prepayment fee (Note 3) ..................................................        631,976
 Other .........................................................................         47,999
                                                                                   -------------
      Expenses before interest expense .........................................      2,823,295
      Interest expense (Note 3) ................................................      4,346,100
                                                                                   -------------
       Net expenses ............................................................      7,169,395
                                                                                   -------------
        Net investment income ..................................................     17,785,714
                                                                                   -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ..................................................................    (30,693,158)
  Foreign currency transactions ................................................         (1,765)
                                                                                   -------------
      Net realized loss ........................................................    (30,694,923)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................................    (25,828,202)
  Translation of assets and liabilities denominated in foreign currencies ......            152
                                                                                   -------------
      Net unrealized depreciation ..............................................    (25,828,050)
                                                                                   -------------
Net realized and unrealized loss ...............................................    (56,522,973)
                                                                                   -------------
Net decrease in net assets resulting from operations ...........................   $(38,737,259)
                                                                                   =============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND 2001

                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $ 17,785,714  $ 19,691,811
  Net realized gain (loss) from investments and foreign currency transactions   (30,694,923)       34,384
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ............................   (25,828,050)  (22,157,569)
                                                                               ---------------------------
      Net decrease in net assets resulting from operations ..................   (38,737,259)   (2,431,374)
 Distributions to shareholders from net investment income ...................   (21,551,095)  (21,677,601)
 Capital share transactions: (Note 2) .......................................     3,309,340     1,965,694
                                                                               ---------------------------
      Net decrease in net assets ............................................   (56,979,014)  (22,143,281)
Net assets:
 Beginning of year ..........................................................   198,598,462   220,741,743
                                                                               ---------------------------
 End of year ................................................................  $141,619,448  $198,598,462
                                                                               ===========================
Undistributed net investment income included in net assets:
 End of year ................................................................  $   (709,967) $  3,028,062
                                                                               ===========================


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED AUGUST 31, 2002

Cash flow from operating activities:
 Dividends and interest received .................................................  $   21,510,674
 Operating expenses paid .........................................................      (2,197,473)
 Interest expense paid ...........................................................      (4,346,100)
                                                                                    ---------------
      Cash provided - operations .................................................      14,967,101
                                                                                    ===============
Cash flow from investing activities:
 Investment purchases ............................................................  (1,190,808,748)
 Investment sales and maturities .................................................   1,208,944,031
                                                                                    ---------------
      Cash provided - investments ................................................      18,135,283
                                                                                    ===============
Cash flow from financing activities:
 Prepayment of Note ..............................................................     (15,631,976)
 Distributions to shareholders ...................................................     (18,241,755)
                                                                                    ---------------
      Cash used - financing ......................................................     (33,873,731)
                                                                                    ===============
Net change in cash ...............................................................        (771,347)
Cash at beginning of year ........................................................       1,023,683
                                                                                    ---------------
Cash at end of year ..............................................................  $      252,336
                                                                                    ===============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002

Net investment income ............................................................  $   17,785,714
 Amortization income .............................................................      (4,796,548)
 Amortization of note issuance costs .............................................          39,694
 Decrease in dividends and interest receivable ...................................       1,352,113
 Decrease in liabilities .........................................................         (45,848)
 Note prepayment fee .............................................................         631,976
                                                                                    ---------------
Cash provided - operations .......................................................  $   14,967,101
                                                                                    ===============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement is allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At August 31, 2002, all repurchase agreements had been entered into on August 30, 2002.

D. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discount on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to September 1, 2001, premiums and de minimis market discounts on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a increase of $43,224 in the recorded cost of investments and a corresponding increase in net unrealized depreciation.

The effect of this change for the year ended August 31, 2002 was to decrease net investment income by $337,315, decrease unrealized losses by $349,699, and increase realized losses by $12,384. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

At August 31, 2002, there were unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                  AUGUST 31, 2002         AUGUST 31, 2001
                                                               -------------------------------------------
                                                                 SHARES    AMOUNT        SHARES    AMOUNT
                                                               -------------------------------------------
Shares issued in reinvestment of distributions ............     465,453 $3,309,340      251,794 $1,965,694


3. SENIOR FIXED-RATE NOTE

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Note). The Note is general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (CONTINUED)


3. SENIOR FIXED-RATE NOTE (CONT.)

The Note bears interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Note was issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Note. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the year ended August 31, 2002.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Note.

During the year ended August 31, 2002, the Fund retired $15,000,000 of principal amount of its Notes for $15,631,976. The Fund paid a Note prepayment fee of $631,976 as required by the Note agreement. The Note prepayment fee is disclosed in the accompanied Statement of Operations.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At August 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income purposes were as follows:

        Cost of investments ...................   $269,140,113
                                                  =============
        Unrealized appreciation ...............     15,334,700
        Unrealized depreciation ...............    (86,608,776)
                                                  -------------
        Net unrealized depreciation ...........   $(71,274,076)
                                                  =============

        Undistributed ordinary income .........   $    911,744
        Undistributed long term capital gains..             --
                                                  -------------
        Distributable earnings ................   $    911,744
                                                  =============

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (CONTINUED)


5. INCOME TAXES (CONT.)

At August 31, 2002, the fund has tax basis capital losses of $13,082,536 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 ........................... $ 5,088,195
         2009 ...........................   1,167,255
         2010 ...........................   6,827,086
                                          -----------
                                          $13,082,536
                                          ===========

At August 31, 2002, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $26,866,684 and $1,765 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions, and bond discounts and premiums.

The tax character of distributions paid during the year ended August 31, 2002, was the same for financial statement and tax purposes.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2002 aggregated $42,151,906 and $72,878,736, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 67.2% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 2002, the Fund held defaulted securities with a value aggregating $2,198,675 representing 1.6% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

The Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and, provides an estimate for losses on interest receivable.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (CONTINUED)


8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At August 31, 2002, the fund held one restricted security representing .42% of the Fund's net assets.

PRINCIPAL                                                                    ACQUISITION
 AMOUNT   ISSUER                                                                DATE       COST     VALUE
----------------------------------------------------------------------------------------------------------
$765,361  Atherton Franchise Capital, LP, 13.073%, 12/01/08 ..............   04/28/1994  $765,361 $589,328


9. OTHER CONSIDERATIONS

Advisers, as the Fund's investment manager, may serve as a member of various bondholders' steering committees, on credit committees or may represent the Fund in certain corporate restructuring negotiations. Currently the manager serves in one or more of these capacities for Century Communications and Metrocall Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.


10. SUBSEQUENT EVENTS

On September 6, 2002, the Fund retired an additional $8,000,000 of principal amount of its Note for $8,313,467. The Fund paid a Note prepayment fee of $313,467 as required by the Note agreement.

FRANKLIN UNIVERSAL TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
October 3, 2002

FRANKLIN UNIVERSAL TRUST
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 10.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                               NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee      Since 1988        105           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)      Trustee      Since 1988        132           Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (74)     Trustee      Since 2000         41           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)   Trustee      Since 1989        133           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (73)     Trustee      Since 1988        105           Director, The California Center for Land
One Franklin Parkway                                                    Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)     Trustee      Since 1993        132           Director, White Mountains Insurance
One Franklin Parkway                                                    Group, Ltd. (holding company); Martek
San Mateo, CA 94403-1906                                                Biosciences Corporation; WorldCom, Inc.
                                                                        (communications services); MedImmune,
                                                                        Inc. (biotechnology); Overstock.com
                                                                        (Internet services); and Spacehab, Inc.
                                                                        (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                          NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION        TIME SERVED  BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (54)     Trustee and     Trustee and         8           None
One Franklin Parkway          President       President
San Mateo, CA 94403-1906                      since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer of other subsidiaries of Franklin
Resources, Inc. and of 5 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)     Trustee         Trustee           132           None
One Franklin Parkway          and Chairman    since 1988
San Mateo, CA 94403-1906      of the Board    and Chairman
                                              of the Board
                                              since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (62) Trustee         Trustee           116           None
One Franklin Parkway          and Senior      and Senior
San Mateo, CA 94403-1906      Vice President  Vice President
                                              since 1988

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                 LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION           TIME SERVED      BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)          Vice President     Since 1988        Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)       Vice President     Vice President    Not Applicable     None
One Franklin Parkway          and Chief          and Chief
San Mateo, CA 94403-1906      Financial Officer  Financial Officer
                                                 since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)            Vice President     Since 2000        Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)         Vice President     Since 2000        Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (38)     Treasurer          Since 2000        Not Applicable     None
One Franklin Parkway          and Principal
San Mateo, CA 94403-1906      Accounting
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------



                                                                                                                      33

                                                                      NUMBER OF
                                                                 PORTFOLIOS IN FUND
                                                 LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION           TIME SERVED      BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)        Vice President     Since 2000        Not Applicable     None
One Franklin Parkway          and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton
Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the
Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

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LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund
GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund
GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund
INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)

TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)




1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

   [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
     INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDENTURE TRUSTEE
Shawmut Bank, N.A.
One Federal Street
Boston, MA 02110
1-617/292-2000


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FUT A2002 10/02
[LOGO OMITTED] PRINTED ON RECYCLED PAPER